SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) JULY 21, 2001

                          TIMEBEAT.COM ENTERPRISES INC.
             (Exact name of registrant as specified in its charter)

  PROVINCE OF YUKON, CANADA             0-29260                  00-0000000
(State or other jurisdiction of       (Commission               (IRS Employer
        incorporation)                File Number)           Identification No.)


    580 HORNBY STREET, SUITE 200, VANCOUVER, BRITISH COLUMBIA V6C 3B6 CANADA
               (Address of principal executive offices)        (Zip Code)

        Registrant's telephone number, including area code: (604)689-4771

                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)












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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

            Not Applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            Not Applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

            Not Applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            Effective July 21, 2001, we changed our independent auditors from Campbell Saunders & Company, Vancouver, British Columbia, Canada, to Davidson & Company, Vancouver, British Columbia, Canada. The change was not related to the competence, practices and procedures of Campbell Saunders & Company.

            We are in the process of seeking shareholder approval to change our domicile from the Yukon Territory, Canada, to the State of Nevada, United States. Our shareholder meeting is scheduled for August 7, 2001. Campbell Saunders & Company has informed us that it does not represent or audit U.S. companies. Davidson & Company does represent and audit U.S. companies and it has agreed to be our independent auditors. This does not guarantee that our shareholders will approve the change of domicile to the State of Nevada. Our board of directors has approved the engagement Davidson & Company.

            Campbell Saunders & Company audited our financial statements for the years ended March 31, 1999 and 2000. Campbell Saunders & Company's report for such periods does not contain an adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncer tainty, audit scope or accounting principles, except for:
            (i) our ability to continue as a going concern, and (ii) the differences between Canadian Generally Accepted Accounting Principles and U.S. Generally Accepted Accounting Principles. There were no disagreements with Campbell Saunders & Company on any matter of accounting principles or practices, financial statements disclosure, or auditing scope procedure, which disagreements, if not resolved to the satisfaction of Campbell Saunders & Company, would have caused such firm to make reference to the subject matter of the disagreements in connection with its reports on our financial statements. In addition, there were no such events as described under Item 304 of Regulation S- B during the fiscal years ended March 31, 1999 and 2000.

            A letter from Campbell Saunders & Company regarding this disclosure is filed as an exhibit to this current report.

            We have not consulted with Davidson & Company as to (i) our registration statement filed on Form SB-2; (ii) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, and

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            no written or oral advice was provided that was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue.

ITEM 5.     OTHER EVENTS

            Not Applicable.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

            Not Applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a)    Financial statements of businesses acquired:  Not applicable

            (b)    Pro forma financial information: Not applicable.

            (c)    Exhibits: 16.1 Letter from Campbell Saunders & Company.

ITEM 8.     CHANGE IN FISCAL YEAR

            Not Applicable.

ITEM 9.     REGULATION FD DISCLOSURE

            Not Applicable.


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TIMEBEAT.COM ENTERPRISES INC.



September 14, 2001                 By: /s/Thomas L. Crom
                                       -----------------------------------------
                                          Thomas L. Crom, Secretary


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